Exhibit 99.1

Slide Insurance Holdings, Inc. Initiates Quarterly Dividend

Tampa, Florida, July 27, 2026 – Slide Insurance Holdings, Inc. (“Slide” or the “Company”) (Nasdaq: SLDE) announced today that its Board of Directors (“Board”) has approved the initiation of a quarterly dividend of $0.07 per common share. The initial dividend will be payable on August 28, 2026, to shareholders of record as of the close of business on August 14, 2026.

“We are pleased to initiate a quarterly dividend, which reflects our continued confidence in our business and the enduring strength of our balance sheet,” said Bruce Lucas, Chairman and Chief Executive Officer of Slide. “The quarterly dividend is an additional way to return significant value to our shareholders, while retaining ample capital to support our long-term growth initiatives and further profitably scale our business.”

The declaration and payment of any future dividend will be subject to the discretion of Slide’s Board and will depend on a variety of factors, including the Company’s financial condition and results of operations.

Forward-Looking Statements

Statements in this press release that are not historical facts are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “aim,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology and relate, without limitation, to the Company’s beliefs and expectations regarding the Company’s payment of quarterly cash dividends in the future, cash flow generation and sustainable long-term growth, and the Company’s ability to provide long-term value to its shareholders. These statements are only predictions based on Slide’s current expectations and projections about future events and are not guarantees of actual results, level of activity, performance or achievements. Although Slide believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, there are important factors that could cause the Company’s actual results, level of activity, performance or achievements to differ materially from those anticipated in any forward-looking statements, including, among others, our limited operating history; the success of the Company’s underwriting and profitability initiatives; inflation and other changes in economic conditions (including changes in interest rates and financial and real estate markets), including changes that may impact demand for our products and our operations; lack of effectiveness of exclusions and loss limitation methods in the insurance policies we assume or write; inherent uncertainty of our models and our reliance on such models as a tool to evaluate risk; the impact of macroeconomic conditions, including declining consumer confidence, inflation, high unemployment and the threat of recession; the impact of new federal and state regulations that affect the property and casualty insurance market and our failure to meet increased regulatory requirements, including minimum capital and surplus requirements; the cost of reinsurance, the collectability of reinsurance and our ability to obtain reinsurance coverage on terms and at a cost acceptable to us; assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; our ability to obtain regulatory approval for requested rate changes, and the timing thereof; legislative and regulatory developments; the outcome of litigation pending against us, including the terms of any settlements; risks related to the nature of our business; performance of our investment portfolio; the adequacy of our liability for losses and loss adjustment expense; ratings by industry services;

Exhibit 99.1

catastrophe losses; reliance on key personnel; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes, wildfires and hail); acts of war and terrorist activities; court decisions and trends in litigation; and other matters described from time to time by us in our filings with the Securities and Exchange Commission.

Any forward-looking statement made by Slide in this press release speaks only as of the date on which it is made. Slide undertakes no obligation to update any forward-looking statement, whether as a result of new information, actual results, revised expectations or otherwise, except as may be required by law.

About Slide

Slide is a technology-enabled insurance company that makes it easy for homeowners to choose the right coverage for their unique needs and budgets. Slide’s cutting-edge technology leverages artificial intelligence and big data to optimize and streamline every part of the insurance process. Based in Tampa, Fla., Slide was founded by Bruce and Shannon Lucas, insurance insiders with a deep understanding of how technology can be applied to achieve better underwriting outcomes. For more information, please visit https://www.slideinsurance.com.

Contacts

Investors

ir@slideinsurance.com

Media

Rachel Carr

Chief Marketing Officer

press@slideinsurance.com